                                                                    EXHIBIT 10.4


THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, OFFERED FOR SALE, ASSIGNED, TRANSFERRED OR OTHERWISE DISPOSED OF, UNLESS REGISTERED PURSUANT TO THE PROVISIONS OF THAT ACT OR AN OPINION OF COUNSEL TO THE COMPANY IS OBTAINED STATING THAT SUCH DISPOSITION IS IN COMPLIANCE WITH AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION.

                          ----------------------------

                        CONSERVER CORPORATION OF AMERICA


             (Incorporated under the laws of the State of Delaware)


VOID AFTER 5:00 P.M., NEW YORK CITY TIME, ON _____________, 1999


DATED: ___________, 1996                                     WARRANT TO PURCHASE
                                                             _________ SHARES OF
                                                            COMMON STOCK

               WARRANT FOR THE PURCHASE OF SHARES OF COMMON STOCK

         FOR VALUE RECEIVED, CONSERVER CORPORATION OF AMERICA, a Delaware corporation (the "Company"), hereby certifies that ______________________________ or assigns (the "Holder") is entitled, subject to the provisions of this warrant (the "Warrant"), to purchase from the Company during the period commencing on the day hereof and expiring at 5:00 p.m. New York City local time, on_____________, 1999 (the "Expiration Date") up to _____________ fully paid and nonassessable shares of Common Stock of the Company at a price of $5.00 per share (such exercise price per share being hereinafter referred to as the "Exercise Price" and, if and as adjusted as herein provided, the "Pro Forma Adjusted Exercise Price").

         The term "Common Stock" means the common shares of the Company as constituted on ______________, 1996 (the "Base Date"), together with any other equity securities that may be issued by the Company in addition thereto or in substitution therefor. The number of shares of Common Stock to be received upon the exercise of this Warrant may be adjusted from time to time as hereinafter set forth. The shares of Common Stock deliverable upon such exercise, and as adjusted from time to time, are hereinafter sometimes referred to as "Warrant Stock".

         Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver a new Warrant of like tenor and date. Any such new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not this Warrant so lost, stolen, destroyed or mutilated shall be at any time enforceable by anyone.

         The Holder agrees with the Company that this Warrant is issued, and all the rights hereunder shall be held, subject to all of the conditions, limitations and provisions set forth herein.

         1. EXERCISE OF WARRANT.

                  1.1 PRIMARY MANNER OF EXERCISE. This Warrant may be exercised in whole at any time, or in part from time to time, during the period commencing on the Base Date and expiring on the Expiration Date or, if any such day is a day on which banking institutions in the City of New York are authorized by law to close, then on the next succeeding day that shall not be such a day, by presentation and surrender of this Warrant to the Company at its principal office, or at the office of its stock transfer agent, if any, with the Warrant Exercise Form attached hereto duly executed and accompanied by payment (either in cash or by certified or official bank check, payable to the order of the Company) of the Exercise Price for the number of shares specified in such Form and instruments of transfer, if appropriate, duly executed by the Holder or its duly authorized attorney.

                  1.2 ALTERNATIVE MANNER OF EXERCISE. In lieu of exercising this Warrant in the manner set forth in Section 1.1, this Warrant may be exercised in whole at any time, or in part from time to time, during the period commencing on the Base Date and expiring on the Expiration Date or, if any such day is a day on which banking institutions in the City of New York are authorized by law to close, then on the next succeeding day that shall not be such a day, by presentation and surrender of this Warrant to the Company at its principal office, or at the office of its stock transfer agent, if any, with the Warrant Exercise Form attached hereto duly executed and accompanied by payment (either in cash or by certified or official bank check, payable to the order of the Company) of $.001 for each share issuable upon exercise of this Warrant, the number of such shares (collectively, the "Alternative Option Shares") to be determined as hereinafter set forth, and instruments of transfer, if appropriate, duly executed by the Holder or its duly authorized attorney. Alternative Option Shares shall be determined according to the following formula:

                                Z = A x (MP - EP)
                                    -------------
                                         MP

                  For the purpose of this Section 1.2, the following definitions shall apply:

                           (a)  "Z" shall mean the Alternative Option Shares;

                           (b) "A" shall mean that number of shares of Common
                  Stock issuable upon exercise of this Warrant had such Warrant been exercised pursuant to Section 1.1;

                           (c) "MV" shall mean the market price of the Common Stock on the date this Warrant is presented and surrendered to the Company; and

                           (d) "EP" shall mean the Exercise Price (as herein-above defined).

                  1.3 PARTIAL EXERCISE. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the shares purchasable hereunder. Upon receipt by the Company of this Warrant, together with the Exercise Price, at its office, or by the stock transfer agent of the Company at its office, in proper form for exercise, the Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then be actually delivered to the Holder. The Company shall pay any and all documentary stamp or similar issue taxes payable in respect of the issue or delivery of shares of Common Stock on exercise of this Warrant.

         2. RESERVATION OF SHARES. The Company will at all times reserve for issuance and delivery upon exercise of this Warrant all shares of Common Stock or other shares of capital stock of the Company (and other securities and property) from time to time receivable upon exercise of this Warrant. All such shares (and other securities and property) shall be duly authorized and, when issued upon such exercise, shall be validly issued, fully paid and nonassessable and free of all preemptive rights.

         3. ABSENCE OF REGISTRATION UNDER SECURITIES ACT OF 1933.

                  3.1 ABSENCE OF REGISTRATION UNDER SECURITIES ACT OF 1933. The shares of Common Stock issuable upon exercise of this Warrant are not presently, and upon their issuance will not be, registered under the Securities Act of 1933, as amended (the "Act"). Such shares of Common Stock, however, will be subject to certain registration rights as more fully set forth in Schedule 3.1 attached hereto (the "Registration Rights Schedule"). This Warrant is not and will not be registered under the Act.

                  3.2 RESTRICTIONS UPON TRANSFERABILITY. The Warrant Stock and the Warrant may be sold or otherwise disposed only in accordance with the provisions of Sections 4 and 5 of the Registration Rights Schedule.

         4. FRACTIONAL SHARES. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant, but the Company shall issue one additional share of its Common Stock in lieu of each fraction of a share otherwise called for upon any exercise of this Warrant.

         5. EXCHANGE, TRANSFERS, ASSIGNMENT OF WARRANT. This Warrant is not registered under the Act nor under any applicable state securities law or regulation. This Warrant cannot be exchanged, transferred or assigned, except in accordance with the provisions of Section 3.2 hereof. Upon such event and upon surrender of this Warrant to the Company or at the office of its stock transfer agent, if any, with the Assignment Form annexed hereto duly executed and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be cancelled.

         6. RIGHTS OF THE HOLDER. The Holder shall not, by virtue hereof, be entitled to any rights of a stockholder of the Company, either at law or in equity, and the rights of the Holder are limited to those expressed in this Warrant.

         7. REDEMPTION. This Warrant is not redeemable by the Company.

         8. ANTI-DILUTION PROVISIONS.

                  8.1 ADJUSTMENT FOR DIVIDENDS IN OTHER SECURITIES, PROPERTY, ETC.; RECLASSIFICATION, ETC. In case at any time or from time to time after the Base Date the holders of Common Stock (or any other securities at the time receivable upon the exercise of this Warrant) shall have received, or on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive without payment therefor: (a) other or additional securities or property (other than cash) by way of dividend, (b) any cash paid or payable except out of earned surplus of the Company at the Base Date as increased (decreased) by subsequent credits (charges) thereto (other than credits in respect of any capital or paid-in surplus or surplus created as a result of a revaluation of property) or (c) other or additional (or less) securities or property (including cash) by way of stock-split, spin-off, split-up, reclassification, combination of shares or similar corporate rearrangement, then, and in each such case, the Holder of this Warrant, upon the exercise thereof as provided in Section 1, shall be entitled to receive the amount of securities and property (including cash in the cases referred to in clauses

(b) and (c) above) which such Holder would hold on the date of such exercise if on the Base Date it had been the holder of record of the number of shares of Common Stock (as constituted on the Base Date) subscribed for upon such exercise as provided in Section 1 and had thereafter, during the period from the Base Date to and including the date of such exercise, retained such shares and/or all other additional (or less) securities and property (including cash in the cases referred to in clauses (b) and (c) above) receivable by it as aforesaid during such period, giving effect to all adjustments called for during such period by
Section 8.2.

                  8.2 ADJUSTMENT FOR REORGANIZATION, CONSOLIDATION, MERGER, ETC. In case of any reorganization of the Company (or any other corporation, the securities of which are at the time receivable on the exercise of this Warrant) after the Base Date or in case after such date the Company (or any such other corporation) shall consolidate with or merge into another corporation or convey all or substantially all of its assets to another corporation, then, and in each such case, the Holder of this Warrant upon the exercise thereof as provided in
Section 1 at any time after the consummation of such reorganization, consolidation, merger or conveyance, shall be entitled to receive, in lieu of the securities and property receivable upon the exercise of this Warrant prior to such consummation, the securities or property to which such Holder would have been entitled upon such consummation if such Holder had exercised this Warrant immediately prior thereto, all subject to further adjustment as provided in
Section 8.1; in each such case, the terms of this Warrant shall be applicable to the securities or property receivable upon the exercise of this Warrant after such consummation.

                  8.3 NO IMPAIRMENT. The Company will not, by amendment of its Certificate of Incorporation or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against dilution or other impairment. Without limiting the generality of the foregoing, while any Warrant is outstanding, the Company (a) will not permit the par value, if any, of the shares of stock receivable upon the exercise of this Warrant to be above the amount payable therefor upon such exercise, (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue or sell fully-paid and nonassessable stock upon the exercise of all Warrants at the time outstanding, (c) will not issue or sell any stock of any class which is preferred as to dividends or as to the distribution of assets upon voluntary or involuntary dissolution, liquidation or winding-up, unless the rights of the holders thereof shall be limited to a fixed sum or percentage of par value in respect to participation in dividends and in any such distribution of assets and (d) will take no action to amend its Certificate of Incorporation which would change to the detriment of the holders of Common Stock the dividend or voting rights of the Company's Common Stock (as constituted on the Base
Date).

                  8.4 CERTIFICATE AS TO ADJUSTMENTS. In each case of an adjustment in the number of shares of Common Stock (or other securities or property) receivable on the exercise of the Warrant, the Company at its expense will promptly compute such adjustment in accordance with the terms of the Warrant and prepare a certificate setting forth such adjustment and showing in detail the facts upon which such adjustment is based, including a statement of
(a) the consideration received or to be received by the Company for any additional shares of Common Stock issued or sold or deemed to have been issued or sold, (b) the number of shares of Common Stock outstanding or deemed to be outstanding, and (c) the Pro Forma Adjusted Exercise Price. The Company will forthwith mail a copy of each such certificate to each holder of the Warrant.

                  8.5 NOTICES OF RECORD DATE, ETC.

                           In case:

                           (a) the Company shall take a record of the holders
of its Common Stock (or other securities at the time receivable upon the exercise of the Warrant) for the purpose of entitling them to receive any dividend (other than a cash dividend) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities, or to receive any other right; or

                           (b) of any capital reorganization of the Company
(other than a stock split or reverse stock split), any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation (other than a merger for purposes of change of domicile) or any conveyance of all or substantially all of the assets of the Company to another corporation; or

                           (c) of any voluntary or involuntary dissolution,
liquidation or winding-up of the Company, then, and in each such case, the Company shall mail or cause to be mailed to each holder of the Warrant at the time outstanding a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or
(ii) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any, is to be fixed, as to which the holders of record of Common Stock (or such other securities at the time receivable upon the exercise of the Warrant) shall be entitled to exchange their shares of Common Stock (or such other securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be mailed at least twenty (20) days prior to the date therein specified and the Warrant may be exercised prior to said date during the term of the Warrant no later than five days prior to said date.

         9. LEGEND. Upon exercise of any of the Warrants and the issuance of any of the shares thereunder, all certificates representing shares shall bear on the face thereof substantially the following legends, insofar as is consistent with Delaware law:

                  "The shares of common stock represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold, offered for sale, assigned, transferred or otherwise disposed of, unless registered pursuant to the provisions of that Act or an opinion of counsel to the Corporation is obtained stating that such disposition is in compliance with an available exemption from such registration. "

         10. APPLICABLE LAW. The Warrant is issued under and shall for all purposes be governed by and construed in accordance with the laws of the State of Delaware.

         11. NOTICE. Notices and other communications to be given to the Holder of the Warrant evidenced by this certificate shall be deemed to have been sufficiently given, if delivered or mailed, addressed in the name and at the address of such owner appearing on the records of the Company, and if mailed, sent registered or certified mail, postage prepaid. Notices or other communications to the Company shall be deemed to have been sufficiently given if delivered by hand or mailed, by registered or certified mail, postage prepaid, to the Company at 2655 LeJeune Road, Coral Gables, Florida 33134, Attn:
President, or at such other address as the Company shall have designated by written notice to such registered owner as herein provided. Notice by mail shall be deemed given when deposited in the United States mail as herein provided.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed on its behalf, in its corporate name, by its duly authorized officer, all as of the day and year first above written.


                                     CONSERVER CORPORATION OF AMERICA



                                     By: __________________________________
                                         Name:  Charles H. Stein
                                         Title: President

                              WARRANT EXERCISE FORM

         The undersigned hereby irrevocably elects to exercise the within Warrant to the extent of purchasing ___________________ shares of Common Stock of CONSERVER CORPORATION OF AMERICA and hereby makes payment at the rate of $5.00 per share, or an aggregate of $ ______________, in payment therefor.


                                         ______________________________________
                                         Name of Registered Holder

                                         ______________________________________
                                         Signature

                                         ______________________________________
                                         Signature, if held jointly

                                         ______________________________________
                                                  Date

                       INSTRUCTIONS FOR ISSUANCE OF STOCK
         (if other than to the registered Holder of the within Warrant)

Name__________________________________________________________________________
                  (Please typewrite or print in block letters)

Address_______________________________________________________________________

       _______________________________________________________________________

Social Security or Taxpayer Identification Number ____________________________

                                 ASSIGNMENT FORM
                     (See Section 5 for terms of Assignment)

                  The Holder hereby assigns and transfers unto

Name__________________________________________________________________________
                  (Please typewrite or print in block letters)

Address_______________________________________________________________________

       _______________________________________________________________________

the right to purchase shares of Common Stock of CONSERVER CORPORATION OF AMERICA represented by this Warrant to the extent of ________________________ shares as to which such right is exercisable and does hereby irrevocably constitute and appoint Attorney, to transfer the same on the books of CONSERVER CORPORATION OF AMERICA with full power of substitution in the premises.

Dated: __________________________, 19____


                                            __________________________________
                                            Name of Registered Holder

                                            __________________________________
                                            Signature

                                            __________________________________
                                            Signature, if held jointly

                                                                    SCHEDULE 3.1


                         REGISTRATION RIGHTS, PROCEDURES

                                       AND

                           RESTRICTIONS UPON TRANSFER


         1. RESTRICTION ON TRANSFER. The Restricted Securities (as hereinafter defined), and any shares of capital stock received in respect thereof, whether by reason of a stock split or share reclassification thereof, a stock dividend thereon or otherwise, shall not be transferable except upon the conditions specified in this Schedule, which conditions are intended to insure compliance with the provisions of the Securities Act in respect of the transfer thereof.

         2. DEFINITIONS. As used in this Schedule, the following terms shall have the following respective meanings:

                  "Commission" shall mean the Securities and Exchange Commission, or any other Federal agency at the time administering the Securities Act.

                  "Corporation" shall mean CONSERVER CORPORATION OF AMERICA, a Delaware corporation, and its successors and assigns.

                  "Person" shall mean and include an individual, a corporation, a partnership, a trust, an unincorporated organization and a government or any department, agency or political subdivision thereof.

                  "Purchaser" shall mean the registered holder of the Warrants, or such Purchaser's permitted successors or assigns.

                  "Restricted Securities" shall mean (i) the Warrants, and (ii) the shares of Common Stock, $.001 par value, of the Corporation issuable upon exercise of the Warrants.

                  "Restricted Shares" shall mean the shares of Common Stock of the Corporation constituting Restricted Securities.

                  "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                  "Transfer" shall include any disposition of Restricted Securities or of any interest therein which would constitute a sale thereof within the meaning of the Securities Act.

                  "Warrants" shall mean those common stock purchase warrants of even date herewith, initially pertaining to the purchase of up to _____________ shares of Common Stock of the Corporation, and any common stock purchase warrants issued in replacement or substitution therefor, to which this Schedule is appended.

         3. RESTRICTIVE LEGENDS. Each certificate for the Restricted Securities and any shares of capital stock received in respect thereof, whether by reason of a stock split or share reclassification thereof, a stock dividend thereon or otherwise, and each certificate for any such securities issued to subsequent transferees of any such certificate shall (unless otherwise permitted by the provisions of Sections 4 or 11 hereof) be stamped or otherwise imprinted with a legend in substantially the form set forth in Section 9 of the Warrant to which this Schedule refers.

         4. NOTICE OF TRANSFER. The holder of any Restricted Securities, by acceptance thereof agrees, prior to any transfer of any Restricted Securities, to give written notice to the Corporation of such holder's intention to effect such transfer and to comply in all other respects with the provisions of this
Section 4, and Section 3.2 of the Warrant to which this Schedule refers. Each such notice shall describe the manner and circumstances of the proposed transfer and shall be accompanied by (a) the written opinion, addressed to the Corporation, of counsel for the holder of Restricted Securities, as to whether in the opinion of such counsel (which opinion shall be satisfactory to counsel for the Corporation) such proposed transfer involves a transaction requiring registration of such Restricted Securities under the Securities Act, and (b) in the case of Restricted Shares, if in the opinion of such counsel such registration is required, a written request addressed to the Corporation by the holder of Restricted Securities, describing in detail the proposed method of disposition and requesting the Corporation to effect the registration of such Restricted Shares pursuant to the terms and provisions of Section 5 hereof; provided, however, that no such opinion shall be required in connection with a transaction complying with the requirements of Rule 144 (as amended from time to time) promulgated under the Securities Act (or successor Rule thereto). If in the opinion of such counsel (if such opinion is required hereunder) and counsel for the Corporation, the proposed transfer of Restricted Securities may be effected without registration under the Securities Act, the holder of Restricted Securities shall thereupon be entitled to transfer Restricted Securities in accordance with the terms of the notice delivered by it to the Corporation. Each certificate or other instrument evidencing the securities issued upon the transfer of any Restricted Securities (and each certificate or other instrument evidencing any untransferred balance of such securities) shall bear the legend described in Section 3 hereof unless (a) in the opinion of such counsel and counsel for the Corporation registration of future transfer is not required by the applicable provisions of the Securities Act or (b) the Corporation shall have waived the requirement of such legends; provided, however, that such legend shall not be required on any certificate or other instrument evidencing the securities issued upon such transfer in the event such transfer shall be made in compliance with the requirements of Rule 144 (as amended from time to time) promulgated under the Securities Act (or successor Rule thereto). The holder of Restricted Securities shall not transfer such Restricted Securities until such opinion of counsel has been given to the Corporation (unless waived by the Corporation or unless such opinion is not required in accordance with the provisions of this Section 4) or until registration of the Restricted Shares involved in the above-mentioned request has become effective under the Securities Act.

         5. REGISTRATION. (a) If the Corporation at any time and from time to time during the period commencing on ____________, 1997 and ending on _____________, 2002 proposes for any reason to register any of its securities under the Securities Act (other than pursuant to a registration statement on Forms S-8, S-4 or similar or successor forms), it shall each such time promptly give written notice to the Purchaser, if still a holder of outstanding Restricted Securities, and to each other holder of outstanding Restricted Securities, of its intention so to do, and, upon the written request, given within 30 days after receipt of any such notice, of the holder(s) of any such Restricted Securities to register any Restricted Shares (which request shall specify the Restricted Shares intended to be sold or disposed of by such holder(s) and shall state the intended method of disposition of such Restricted Shares by the prospective seller(s)), the Corporation shall use its best efforts to cause all such Restricted Shares to be registered under the Securities Act promptly upon receipt of the written request of such holders for such registration, all to the extent requisite to permit the sale or other disposition (in accordance with the intended methods thereof, as aforesaid) by the prospective seller(s) of the Restricted Shares so registered.

                  (b) Anything contained herein to the contrary notwithstanding, with respect to any registration pursuant to this Section 5, the Corporation may include in such registration any authorized but unissued shares of Common Stock or other of its securities for sale by the Corporation or any issued and outstanding shares of Common Stock for sale by others.

                  (c) In the event that any proposed registration under Section 5 is, in whole or in part, an underwritten public offering of securities of the Corporation, any request pursuant to this Section 5 to register Restricted Shares may specify that such shares are to be included in the underwriting (i) on the same terms and conditions as the shares of Common Stock, if any, otherwise being sold through underwriters under such registration or (ii) on terms and conditions comparable to those generally applicable to offerings of common stock in reasonably similar circumstances in the event that no shares of Common Stock other than Restricted Shares are being sold through underwriters under such registration; provided, however, that, as to any such registration,
(i) if the managing underwriter determines and advises in writing that the inclusion of all Restricted Shares proposed to be included in the underwritten public offering and other issued and outstanding shares of Common Stock proposed to be included therein by persons other than holders of Restricted Securities (the "Other Shares") would interfere with the successful marketing of such securities, then the number of Restricted Shares and Other Shares excluded from such registration shall be allocated, when the registration statement has been filed pursuant to the exercise of a demand registration right by the holders of Other Shares, first to the holders of Other Shares and, in all other circumstances, pro rata among the holders of Restricted Shares and Other Shares (based upon the number of shares of Common Stock requested to be registered in such offering by the respective holders of Restricted Shares and Other Shares to be registered in such offering), and (ii) in each case those shares of Common Stock which are excluded from the underwritten public offering pursuant to this
Section 5 shall be nevertheless included in such registration but withheld from the market by the holders thereof for a period, not to exceed 90 days, which the managing underwriter reasonably determines as necessary in order to effect the underwritten public offering.

         6. PREPARATION AND FILING. If and whenever the Corporation is under an obligation pursuant to the provisions of this Schedule to use its best efforts to effect the registration of any Restricted Shares, the Corporation shall, as expeditiously as practicable:

                  (a) prepare and file with the Commission a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective;

                  (b) prepare and file with the Commission such amendments and supplements to such registration statements and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for at least nine months and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all

         Restricted Shares covered by such registration statement and will furnish to each selling stockholder prior to the filing thereof a copy of any amendment or supplement to such registration statement or prospectus and shall not file any such amendment or supplement to which any such selling stockholder shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or the rules and regulations thereunder;

                  (c) furnish to each selling stockholder such number of copies of such registration statement and of each such amendment or supplement thereto (in each case including all exhibits) a summary prospectus or other prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as such seller may reasonably request in order to facilitate the public sale or other disposition of such Restricted Shares;

                  (d) use its best efforts to register or qualify the Restricted Shares covered by such registration statement under the securities or blue sky laws of such jurisdictions as each such seller shall reasonably request but in no event more than three states in the aggregate (provided, however, that the Corporation shall not be required to consent to general service of process for all purposes in any jurisdiction where it is not then qualified) and do any and all other acts or things which may be necessary or advisable to enable such seller to consummate the public sale or disposition in such jurisdictions of such securities;

                  (e) notify each seller of Restricted Shares covered by such registration statement, at any time when a prospectus relating thereto covered by such registration statement is required to be delivered under the Securities Act within the appropriate period mentioned in clause (b) of this Section 6, of the happening of any event as a result of which the Registration Statement, the prospectus or any document incorporated therein by reference, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading and at the request of such seller, prepare and furnish to such seller a post-effective amendment or supplement to the registration statement or the related prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

                  (f) furnish, at the request of any holder or holders requesting registration of Restricted Shares pursuant to this Schedule, on the date that such Restricted Shares are delivered to the underwriters for sale in connection with a registration pursuant to this Schedule, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Corporation for the purposes of such registration, in form and substance as is customarily given to underwriters, in an underwritten public offering, addressed to the underwriters, if any, and to the holder or holders making such request; and (ii) a letter dated such date, from the independent certified public accountants of the Corporation, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the holder or holders making such request;

                  (g) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make generally available to its securities holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first month of the first fiscal quarter after the effective date of such registration statement, which earnings statement shall satisfy the provisions of
         Section 11(a) of the Securities Act; and

                  (h) notify each selling stockholder and the managing underwriter or underwriters, if any, promptly, and confirm such advice in writing;

                  (A) when the registration statement, any pre-effective amendment, the prospectus or any prospectus supplement or post-effective amendment to the registration statement has been filed, and, with respect to the registration statement or any post-effective amendment, when the same has become effective;

                  (B) of the issuance by the Commission of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose;

                  (C) of the receipt by the Corporation of any qualification of the Restricted Shares for sale under the securities or "blue sky" laws of any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

                  (D) of the existence of any fact which results in the registration statement, the prospectus or any document incorporated therein by reference containing an untrue statement of material fact or omitting to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

                  (i) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the registration statement at the earliest possible moment;

                  (j) use its best efforts to cause all Restricted Shares covered by the registration statement to be listed on each securities exchange on which the Corporation's Common Stock is listed, if any;

                  (k) provide and cause to be maintained a transfer agent for all Restricted Shares covered by such registration statement from and after a date not later than the effective date of such registration statement.

         7. UNDERWRITTEN OFFERINGS. [Intentionally Omitted].

         8. PREPARATION; REASONABLE INVESTIGATION. In connection with the preparation and filing of each registration statement registering Restricted Shares under the Securities Act, the Corporation will give the holders of Restricted Shares on whose behalf such Restricted Shares are to be so registered and their underwriters, if any, and their respective counsel and accountants, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, each document incorporated by reference therein and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of the Corporation with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of such holders and such underwriters or their respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

         9. EXPENSES. All expenses incurred by the Corporation in complying with Sections 5 and 6 hereof, including, without limitation, all registration and filing fees, fees and expenses of complying with securities and blue sky laws, printing expenses and fees and disbursements of both counsel and the independent certified public accountants of the Corporation shall be paid by the Corporation; provided, however, that all underwriting discounts and selling commissions and stock transfer taxes applicable to the Restricted Shares covered by registrations effected pursuant to Section 5 hereof shall be borne by the seller or sellers thereof, in proportion to the number of Restricted Shares sold by such seller or sellers shall be borne by such holders.

         10. INDEMNIFICATION.

                  (a) In the event of any registration of any Restricted Shares under the Securities Act pursuant to this Schedule or registration or qualification of any Restricted Shares pursuant to Section 6(d) hereof, the Corporation shall indemnify and hold harmless the seller of such shares, each underwriter of such shares, if any, each broker or any other person acting on behalf of such seller and each other person, if any, who controls any of the foregoing persons, within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which any of the foregoing persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such Restricted Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, any document incorporated by reference therein or any amendment or supplement thereto, or any document prepared and/or furnished by the Corporation incident to the registration or qualification of any Restricted Shares pursuant to Section 6(d) hereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or, with respect to any prospectus, necessary to make the statements therein in light of the circumstances under which they were made, not misleading, or any violation by the Corporation of the Securities Act or state securities or blue sky laws applicable to the Corporation and relating to action or inaction required of the Corporation in connection with such registration or qualification under such state securities or blue sky laws; and shall reimburse such seller, such underwriter, broker or other person acting on behalf of such seller and each such controlling person for any legal or any other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Corporation shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in said registration statement, said preliminary prospectus or said prospectus or said amendment or supplement or any document incident to the registration or qualification of any Restricted Shares pursuant to Section 6(d) hereof in reliance upon and in conformity with written information furnished to the Corporation through an instrument duly executed by such seller or such underwriter specifically for use in the preparation thereof.

                  (b) Before Restricted Shares held by any prospective seller shall be included in any registration pursuant to this Schedule, such prospective seller and any underwriter acting on its behalf shall have agreed to indemnify and hold harmless (in the same manner and to the same extent as set forth in the preceding paragraph (a) of this Section 10) the Corporation, each director of the Corporation, each officer of the Corporation who shall sign such registration statement and any person who controls the Corporation within the meaning of the Securities Act, with respect to any untrue statement or omission from such registration statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, if such untrue statement or omission was made in reliance upon and in conformity with written information furnished to the Corporation through an instrument duly executed by such seller or such underwriter specifically for use in the preparation of such registration statement, preliminary prospectus, final prospectus or amendment or supplement; provided, however, that the maximum amount of liability in respect of such indemnification shall be limited, in the case of each prospective seller of Restricted Shares, to an amount equal to the gross proceeds actually received by such prospective seller from the sale of Restricted Shares effected pursuant to such registration.

                  (c) Promptly after receipt by an indemnified party of notice of the commencement of any actions involving a claim referred to in paragraph
(a) or (b) of this Section 10, such indemnified party will, if a claim in respect thereof is made against an indemnifying party, give written notice to the latter of the commencement of such action. In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be responsible for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof; provided, however, that if any indemnified party shall have reasonably concluded that there may be one or more legal defenses available to such indemnified party which are differed from or additional to those available to the indemnifying party, or that such claim or litigation involves or could have an effect upon matters beyond the scope of the indemnity agreement provided in this Section 10, the indemnifying party shall reimburse such indemnified party for that portion of the fees and expenses of any counsel retained by the indemnified party which are reasonably related to the matters covered by the indemnity agreement provided in this Section 10.

                  (d) The failure to notify an indemnifying party promptly of the commencement of any such action, if materially prejudicial to the ability of the indemnifying party to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this
Section 10, but the omission so to notify the indemnifying party will not relieve the indemnifying party of any liability that it may have to any indemnified party otherwise than under this Schedule.

                  The indemnifying party shall not make any settlement of any claims indemnified against hereunder without the written consent of the indemnified party or parties, which consent shall not be unreasonably withheld.

                  (e) If the indemnification provided for in Section 10 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received from the offering by the Corporation, the holders of Restricted Shares and any underwriter; but if such allocation is not permitted by applicable law or if the indemnified party failed to give the notice required under paragraph (c) above, each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportions as are appropriate to reflect not only such relative benefits but also relative fault of the Corporation, the holders of Restricted Securities and any underwriter in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The parties agree that the relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged untrue statement of a material fact relates to information supplied by the Corporation, the holders of Restricted Shares or underwriter and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; that it would not be just and equitable if contribution pursuant to such agreement were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable consideration referred to above in this paragraph (e); that the amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof), referred to above in this paragraph (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim; that the holders of Restricted Shares shall not be required to contribute any amount in excess of the dollar amount by which the proceeds to be received by such holders from the sale of their respective Restricted Shares exceeds the amount of damages such holders of Restricted Shares would have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the shares or securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission; and that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         11. REMOVAL OF LEGENDS, ETC. Notwithstanding the foregoing provisions of this Schedule, the restrictions imposed by this Schedule upon the transferability of any Restricted Securities shall cease and terminate when any such Restricted Securities are sold or otherwise disposed of in accordance with the intended method of disposition by the seller or sellers thereof set forth in the registration statement or as otherwise contemplated by Section 4 hereof. Whenever the restrictions imposed by this Schedule shall terminate, as herein provided, the holder of any Restricted Securities as to which such restrictions have terminated shall be entitled to receive from the Corporation, without expense, a new certificate not bearing the restrictive legends referred to in
Section 3 hereof and not containing any other reference to the restrictions imposed by this Schedule.